MOHR GROWTH ETF

Ticker Symbol: MOHR

ADAPTIVE CORE ETF

Ticker Symbol: RULE

MINDFUL CONSERVATIVE ETF

Ticker Symbol: MFUL

MOHR SECTOR NAV ETF

Ticker Symbol: SNAV

MOHR INDUSTRY NAV ETF

Ticker Symbol: INAV

MOHR COMPANY NAV ETF

Ticker Symbol: CNAV

Primary Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

(each a series of the Collaborative Investment Series Trust)

Supplement dated July 19, 2024 to the Prospectus and

Statement of Additional Information (“SAI”) of Mohr Growth ETF, Adaptive Core ETF, Mindful Conservative ETF and Mohr Sector Nav ETF dated February 1, 2024 and the Prospectus and SAI of Mohr Industry Nav ETF and Mohr Company Nav ETF dated December 4, 2023, as supplemented.

Effective July 22, 2024, the Prospectuses and SAIs of Mohr Growth ETF, Adaptive Core ETF, Mindful Conservative ETF, Mohr Sector Nav ETF, Mohr Industry Nav ETF and Mohr Company Nav ETF (collectively the “Funds”) are hereby revised as described below.

Foreside Fund Services, LLC will no longer serve as the distributor to the Funds. Accordingly, all references to Foreside Fund Services, LLC in the Funds’ Prospectus and SAI are deleted.

Paralel Distributors, LLC will serve as the distributor to the Funds. Accordingly, the fourth paragraph under the heading “Fund Service Providers” on page 43 of the Prospectus for Mohr Growth ETF, Adaptive Core ETF, Mindful Conservative ETF and Mohr Sector Nav ETF and the third paragraph under the heading “Fund Service Providers” on page 26 of the Prospectus for Mohr Industry Nav ETF and Mohr Company Nav ETF are replaced with the following:

Paralel Distributors, LLC (the “Distributor”), located at 1700 Broadway Suite 1850, Denver, CO 80290, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distributor listed on the last pages of the Prospectuses are replaced with the following:

Paralel Distributors LLC

1700 Broadway Suite 1850

Denver, CO 80290

The third sentences of the first paragraphs on the cover page of the SAIs are replaced with the following:

You can obtain copies of the Fund’s Prospectus, annual or semiannual reports without charge by contacting the Fund’s Distributor, Paralel Distributors LLC, or by calling (866) 464-6608.

The sections titled “The Distributor” in the SAIs are replaced with the following:

Paralel Distributors LLC, located at 1700 Broadway Suite 1850, Denver, CO 80290, (the "Distributor") serves as the principal underwriter and distributor for the shares of the Funds pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the FINRA. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of the Funds’ shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board or by vote of a majority of the outstanding shares of the Funds on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Funds and may allow concessions to dealers that sell shares of the Funds.

The Distributor is not compensated by the Funds. Instead, the Adviser pays the Distributor for certain distribution related services.

* * * * *

You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI dated February 1, 2024, for Mohr Growth ETF, Adaptive Core ETF, Mindful Conservative ETF and Mohr Sector Nav ETF and the Summary Prospectus, Prospectus and SAI dated December 4, 2023 for Mohr Industry Nav ETF and Mohr Company Nav ETF. Each Summary Prospectus, Prospectus and SAI provide information that you should know about the Funds before investing and should be retained for future references. These documents are available upon request and without charge by calling (866) 464-6608.